CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☒ other VLPA ("Agreement"), dated October 9, 2011, on property known as Yucca Trail Rd. 0588-131-74-0000, Joshua Tree ("Property"), in which Coronus Energy Corp , is referred to as ("Buyer") and Peter E Wellington, Ann Elizabeth Wellington is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to March 7, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______.
3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).
4. **ADDITIONAL TERMS:** Subject to Coronus board of director approval on or before February 29, 2012

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X Per: [signature] Date 02/02/2012
Coronus Energy Corp

Buyer ______ Date ______

Seller X [signature] Date Feb. 2, 2012
Peter E Wellington

Seller X ______ Date ______
Ann Elizabeth Wellington

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

ETA REVISED 4/06 (PAGE 1 OF 1)

Reviewed by ______ Date ______

Agent: Mohammad Alam	Phone: 760.244.8557	Fax: 760.244.8708	Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392			

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☒ other VLPA ("Agreement"), dated October 9, 2011, on property known as Yucca Trail Rd. 0588-131-74-0000, Joshua Tree ("Property"), in which Coronus Energy Corp , is referred to as ("Buyer") and Peter E Wellington, Ann Elizabeth Wellington is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to March 7, 2012 (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ________.
3. **OTHER EXTENSION(S):** The time for ________ is/are extended to ________ (Date).
4. **ADDITIONAL TERMS:** Subject to Coronus board of director approval on or before February 29, 2012

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer X [signature] Date 02/02/2012
Coronus Energy Corp

Buyer ________ Date ________

Seller X ________ Date ________
Peter E Wellington

Seller X [signature] Date 2/2/2012
Ann Elizabeth Wellington

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Mohammad Alam Phone: 760.244.8557 Fax: 760.244.8708 Prepared using zipForm® software
Broker: C-21 Desert Rock 15311 Bear Valley Rd. Hesperia , CA 92392